UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2012

DUKE ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32853	20-2777218
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 South Tryon Street, Charlotte, North Carolina  28202

(Address of Principal Executive Offices, including Zip code)

(704) 594-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 8.01.  Other Events.

Exhibit 99.1 to the Form 8-K filed on May 18, 2012, inadvertently labeled several items as being as “Year Ended” March 31, 2011 and 2012, rather than the “Three Months Ended” March 31, 2011 and 2012. Accordingly, this Form 8-K is being amended, and an amended exhibit 99.1 is attached hereto and incorporated by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)         Exhibits.

99.1                           First Quarter 2012 Statistical Supplement

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

Date: May 21, 2012	By:	/s/ Steven K. Young
	Name:	Steven K. Young
	Title:	Senior Vice President and Controller

EXHIBIT INDEX

Exhibit	Description
99.1	First Quarter 2012 Statistical Supplement